Exhibit 4.2
THIRD AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT
     THIS THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (the “Agreement”) made as of July 18, 2007 between Ulta Salon, Cosmetics & Fragrance, Inc., a Delaware corporation (the “Company”), and the stockholders set forth on the signature pages hereto (collectively, the “Investors”), amends and restates that certain Second Amended and Restated Registration Agreement, made as of December 18, 2000 (the “Prior Agreement”) and shall replace the Prior Agreement and become effective only in the event and upon the consummation of a Qualified Public Offering (as defined herein). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Second Amended and Restated Reclassification and Sale of Shares Agreement (the “Reclassification Agreement”), dated December 18, 2000, among the parties thereto.
     WHEREAS, pursuant to Section 7(i) (Mandatory Conversion) of the Company’s Restated Certificate of Incorporation, the Company may require the conversion of all shares of outstanding Convertible Preferred Stock into shares of Conversion Common Stock (as defined below) upon the consummation of a Qualified Public Offering (such conversion of Convertible Preferred Stock, the “Conversion”);
     WHEREAS, the Company intends to effect a Qualified Public Offering and, in connection therewith, the Conversion; and
     WHEREAS, in connection with such intended Qualified Public Offering, the Company and the Investors desire to amend certain provisions of the Prior Agreement to become effective only in the event and upon the consummation of a Qualified Public Offering.
     NOW, THEREFORE, the parties hereto agree as follows:
     1 Effective Time of Agreement. This Agreement shall become effective only in the event and upon the consummation of a Qualified Public Offering. For the sake of clarity, prior to the consummation of a Qualified Public Offering, the Prior Agreement shall remain in effect until otherwise amended or terminated and this Agreement shall be of no force or effect whatsoever.
     2 Demand Registrations.
          (a) Requests for Registration of Conversion Registrable Securities. Subject to any lock-up requirements of the Company’s underwriters and any other provision of this Agreement, at any time the holders of at least a majority with respect to a Long-Form Registration, and twenty-five percent (25%) with respect to a Short-Form Registration, of the Conversion Common Stock then unregistered may request registration under the Securities Act of all or part of their Conversion Registrable Securities on such appropriate registration form of the Securities and Exchange Commission (the “SEC”) (i) as shall be selected by the Company and as shall be reasonably acceptable to the holders exercising their demand registration rights hereunder and (ii) as shall permit the disposition of such Conversion Registrable Securities in accordance with the intended method or methods of disposition specified in the holders’ request for such registration; provided, that with respect to any demands for registration on Form S-1 or any similar long-form registration (a “Long-Form Registration”) the anticipated aggregate offering price of the Conversion Registrable Securities covered by such registration exceeds twenty million dollars ($20 million) net of underwriting discounts and commissions; and provided, further, that with respect to any demands for registration on Form S-3 or any similar short-form registration (a “Short-Form Registration”) the anticipated aggregate offering price of the Conversion Registrable Securities covered by such registration exceeds five million dollars ($5 million) net of underwriting discounts and commissions. Notwithstanding the foregoing, if, in connection with any registration under this Paragraph 2(a) which is proposed by the Company to be a Short-Form Registration, the managing underwriter, if any, shall advise the Company in writing that in its opinion the use of another permitted form is of material importance to the success of the offering, then such registration shall be on such other permitted form.
          (b) Demand Registrations. All registrations requested pursuant to Paragraph 2(a) are referred to herein as “Demand Registrations.”
          (c) Notice. Within ten (10) days after receipt of any Demand Registration, the Company will give written notice of such request to all other holders of Registrable Securities and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) days after the receipt of the Company’s notice.
          (d) Limits on Demand Registrations. The Company shall not be obligated to take any action to effect any Long-Form Registration after the Company has effected three (3) Long-Form Registrations and shall not be obligated to take any action to effect any Short-Form Registration after the Company has effected three (3) Short-Form Registrations. A registration will not count as a Demand Registration (i) unless a registration statement with respect thereto has become effective and remained effective in compliance with the provisions of the Securities Act until the earlier of (x) such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement and (y) 120 days after the effective date of such registration statement, (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason not attributable to the selling holders and has not thereafter become effective, (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of the holders of the Registrable Securities to be registered thereunder, or (iv) if either any securities are sold by the Company pursuant to such registration or the holders of Registrable Securities are not able to register and sell at least 80% of the Registrable Securities requested to be included in such registration (unless the failure to register and sell such securities is due principally to the action or failure to take action by the holders requesting registration).
          (e) Demand Registration Expenses. The Registration Expenses of the holders of Registrable Securities will be paid by the Company in all Demand Registrations.

          (f) Priority on Demand Registrations. The Company will not include in any Demand Registration any securities which are not Registrable Securities without the written consent of the holders of a majority of the Registrable Securities included in such registration. If the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and other securities requested to be included exceeds the number of Registrable Securities and other securities which can be sold in such offering in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities included in such registration (a “Cut-back Request”), the Company will include in such registration prior to the inclusion of any securities which are not Registrable Securities, (i) first, the number of Conversion Registrable Securities requested to be included which in the opinion of such underwriters can be sold, pro rata among the respective holders on the basis of the amount of Registrable Securities owned, and (ii) second, the number, if any, of Executive Registrable Securities requested to be included which in the opinion of such underwriters can be sold in addition to all Conversion Registrable Securities requested to be included, pro rata among the respective holders on the basis of the amount of Executive Registrable Securities owned. Notwithstanding the foregoing, in the event of a Demand Registration which is initiated by the holders of the Conversion Registrable Securities relating to converted Series I Preferred Stock, Series IV Preferred Stock, Series V Preferred Stock or Series V-1 Preferred Stock (the “Series I/IV/V/V-1 Registrable Securities”), the Company will, in the event of a Cut-back Request, include in such offering (i) first, the number of Series I/IV/V/V-1 Registrable Securities which in the opinion of such underwriters can be sold, pro rata among the respective holders on the basis of the amount of Registrable Securities owned, (ii) second, the number of Conversion Registrable Securities relating to converted Series II Preferred Stock which in the opinion of such underwriters can be sold, pro rata among the respective holders on the basis of the amount of Registrable Securities owned, and (iii) third, the Executive Registrable Securities requested to be included that can be sold, pro rata among the respective holders on the basis of the amount of Registrable Securities owned.
          (g) Selection of Underwriters. The Company will have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the approval of the holders of a majority in interest of the Registrable Securities included in such Demand Registration, which approval will not be unreasonably withheld.
          (h) Other Registration Rights. Except as provided in this Agreement, the Company will not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the written consent of the holders of a majority of the Conversion Registrable Securities; provided, that the Company may grant rights to employees of the Company and its subsidiaries to participate in Piggyback Registrations and Demand Registrations so long as such rights are subordinate to the rights of the holders of Registrable Securities with respect to such Piggyback Registrations and Demand Registrations.
     3 Piggyback Registrations.
          (a) Right to Piggyback. Whenever the Company proposes to register any of its Common Stock or other securities convertible or exchangeable into or exercisable for

Common Stock under the Securities Act and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company will give prompt written notice (in any event within ten (10) business days after its receipt of a Demand Registration) to all holders of Registrable Securities of its intention to effect such a registration and, subject to Paragraphs 3(c) and 3(d) below, will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) days after the receipt of the Company’s notice.
          (b) Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities will be paid by the Company in all Piggyback Registrations.
          (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Conversion Registrable Securities requested to be included in such registration, pro rata among the holders of such Conversion Registrable Securities on the basis of the number of shares owned by such holders, (iii) third, the Executive Registrable Securities requested to be included in such registration, pro rata among the holders of such Executive Registrable Securities on the basis of the number of shares owned by such holders, and (iv) fourth, other securities requested to be included in such registration.
          (d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities, and a Cut-back Request is made, the Company will include Registrable Securities in such registration in the manner contemplated by Paragraph 2(f) above, or if Paragraph 2(f) is not applicable, the Company will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration pursuant to Paragraph 2, (ii) second, the Conversion Registrable Securities requested to be included in such registration pursuant to Paragraph 3, pro rata among the holders of such securities on the basis of the number of securities so requested to be included therein owned by each such holder, (iii) third, the Executive Registrable Securities requested to be included in such registration, pro rata among the holders of Executive Registrable Securities based on the number of shares owned by such holder, and (iv) fourth, other securities requested to be included in such registration.
          (e) Selection of Underwriters. If any Piggyback Registration is a primary underwritten offering, the Company will have the right to select the investment banker(s) and manager(s) for the offering subject to the approval by the holders of a majority in interest of the Registrable Securities included in such Piggyback Registration if the number of such Registrable Securities is greater than the number of primary shares of Common Stock being registered by the Company. Such approval will not be unreasonably withheld.
          (f) Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to Paragraph 2 or pursuant to this Paragraph 3, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or Form S-8 or any successor forms), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least one hundred eighty (180) days has elapsed from the effective date of such previous registration.
     4 Holdback Agreements.
          (a) Each holder of Registrable Securities agrees not to effect any public sale or distribution of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to and the one hundred eighty (180) day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.
          (b) The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to and during the one hundred eighty (180) day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-4 or S-8 or any successor forms), unless the underwriters managing the registered public offering otherwise agree, and (ii) to cause each current holder of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, and any purchaser of such securities from the Company at any time after the date of this Agreement (other than in the registered public offering) to agree not to effect any public sale or distribution of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.
     5 Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:
          (a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel);

          (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than six (6) months or until such time as all of the securities covered by such registration statement have been sold and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;
          (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;
          (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);
          (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;
          (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASDAQ Stock Market.
          (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;
          (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

          (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;
          (j) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and
          (k) obtain a comfort letter from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request (provided that such Registrable Securities constitute at least ten percent (10%) of the securities covered by such registration statement).
     6 Registration Expenses.
          (a) All expenses incident to the Company’s performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”), will be borne as provided in this Agreement, except that the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed on an exchange or on the NASDAQ Stock Market.
          (b) In connection with each Demand Registration and each Piggyback Registration, the Company will reimburse the holders of Registrable Securities covered by such registrations for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration.
          (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder will pay those Registration Expenses allocable to the registration of such holder’s securities so included on the basis of the number of securities of such holder included in such registration as compared to the total number of securities included in the registration.

     7 Indemnification.
          (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers, directors and agents and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.
          (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors, officers and agents and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify will be several, not joint and several, among such holders of Registrable Securities and the liability of each such holder of Registrable Securities will be in proportion to and limited to the net amount received by such holder from the sale of Registrable Securities pursuant to such registration statement.
          (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.
          (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company’s indemnification is unavailable for any reason.
     8 Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements, provided, however, that any such agreements will only contain indemnification obligations which are consistent with Paragraph 7 above.
     9 Definitions.
     “Conversion Common Stock” mean (i) the Common Stock received upon the conversion of all shares of outstanding Convertible Preferred Stock, and (ii) any securities issued or issuable with respect to the Common Stock received upon the conversion of all shares of outstanding Convertible Preferred Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.
     “Conversion Registrable Securities” means (i) the Conversion Common Stock, and (ii) any other shares of Common Stock held by Persons holding Conversion Common Stock.
     “Convertible Preferred Stock” means any outstanding Series I Preferred Stock, Series II Preferred Stock, Series IV Preferred Stock, Series V Preferred Stock and Series V-1 Preferred Stock.
     “Executive Registrable Securities” means (i) any shares of Common Stock held by Richard E. George and Terry J. Hanson as of the date hereof or acquired hereafter and (ii) any securities issued or issuable with respect to the Common Stock referred to in clause (i) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.
     “Public Offering” means any offering by the Company of its equity securities to the public, in a firm commitment underwriting, pursuant to an effective registration statement under the Securities Act; provided, that a Public Offering will not include an offering made in connection with a business acquisition or an employee benefit plan.

     “Qualified Public Offering” means a Public Offering in which (i) the aggregate cash proceeds received by the Company for the shares sold in such offering is at least fifteen million dollars ($15 million); (ii) the price per share paid by the public for the shares sold in such offering implies a total equity valuation of the Company of at least on hundred million dollars ($100 million); and (iii) the shares sold in such offering are listed on the American Stock Exchange or the New York Stock Exchange or are quoted on the NASDAQ Stock Market.
     “Registrable Securities” means the Executive Registrable Securities and the Conversion Registrable Securities. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when (i) they have been distributed to the public through a broker, dealer or market purchaser in compliance with Rule 144 under the Securities Act (or any similar rule then in force) or (ii) such securities become transferable without any restrictions in accordance with Rule 144(k) under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire such Registrable Securities (by conversion or otherwise, but disregarding any legal restrictions upon the exercise of such right), whether or not such acquisition has actually been effected.
     Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the Reclassification Agreement.
     10 Miscellaneous.
          (a) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement.
          (b) Adjustments Affecting Registrable Securities. The Company will not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially and adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).
          (c) Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.
          (d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of holders of a majority of the Registrable Securities.

          (e) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.
          (f) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.
          (g) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.
          (h) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.
          (i) Governing Law. The corporate law of Delaware will govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits and schedules hereto will be governed by the internal law, and not the law of conflicts, of Illinois.
          (j) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications will be sent to each stockholder at the address indicated on the records of the Company and to the Company at the address indicated below:
Ulta Salon, Cosmetics & Fragrance, Inc.
Windham Lakes Business Park
1135 Arbor Drive
Romeoville, Illinois 60446
Attn: Gregg Bodnar
or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.
          (k) Entire Agreement. This Agreement constitutes the complete and final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings, including, without limitation, the Prior Agreement.

[SIGNATURE PAGE FOLLOWS]

               IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

Common:	947,583.00
Series I:	149,853.00
Series II:	10,709.00
Series IV:	119,174.00
Series V:	10.00
Series V-1:	—

Total:	1,227,329.00

Common:	123,894.00
Series I:	5,784,138.00
Series II:	1,769,369.00
Series IV:	4,829,853.00
Series V:	4,024,442.00
Series V-1:	920,000.00

Total:	17,451,696.00

Common:	125,296.00
Series I:	154,322.00
Series II:	2,487.00
Series IV:	170.00
Series V:	670.00
Series V-1:	—

Total:	282,945.00

ULTA SALON, COSMETICS & FRAGRANCE, INC.

By:

Its:

Terry J. Hanson

DOUBLEMOUSSE B.V.

By:

Charles Heilbronn,
its Authorized Agent

Yves Sisteron

Common:	161,676.00
Series I:	181,386.00
Series II:	284,706.00
Series IV:	4,719,547.00
Series V:	4,323,908.00
Series V-1:	—

Total:	9,671,223.00

Common:	4,060.00
Series I:	4,555.00
Series II:	7,150.00
Series IV:	118,531.00
Series V:	108,594.00
Series V-1:	—

Total:	242,890.00

Common:	13,150.00
Series I:	—
Series II:	—
Series IV:	4,274,311.00
Series V:	354,292.00
Series V-1:	—

Total::	4,641,753.00

Common:	3,918.00
Series I:	—
Series II:	—
Series IV:	1,273,657.00
Series V:	105,571.00
Series V-1:	—

Total:	1,383,146.00

OAK INVESTMENT PARTNERS VII

By:

Gerald R. Gallagher, General Partner Managing Member of Oak Associates VII, LLC, The General Partner of Oak Investment Partners VII, Limited Partnership

OAK VII AFFILIATES FUND, LIMITED PARTNERSHIP

By:

Gerald R. Gallagher, General Partner Managing Member of Oak VII Affiliates, LLC, The General Partner of Oak VII Affiliates Fund Limited Partnership

GLOBAL RETAIL PARTNERS, L.P.

By:	GLOBAL RETAIL PARTNERS, INC.,
General Partner

By:

Steven E. Lebow
Its:

DLJ DIVERSIFIED PARTNERS, L.P.

By:	DLJ DIVERSIFIED PARTNERS, INC.,
General Partner

By:

Steven E. Lebow
Its:

Common:	1,455.00
Series I:	—
Series II:	—
Series IV:	472,998.00
Series V:	39,093.00
Series V-1:	—

Total:	513,546.00

Common:	27,485.00
Series I:	327,085.00
Series II:	59,324.00
Series IV:	10,042.00
Series V:	422,650.00
Series V-1:	—

Total:	846,586.00

Common:	854.00
Series I:	—
Series II:	—
Series IV:	277,863.00
Series V:	22,700.00
Series V-1:	—

Total:	301,417.00

Common:	905.00
Series I:	—
Series II:	—
Series IV:	294,276.00
Series V:	24,392.00
Series V-1:	—

Total:	319,573.00

DLJ DIVERSIFIED PARTNERS-A, L.P.

By:	DLJ DIVERSIFIED PARTNERS, INC.
its General Partner

By:

Steven E. Lebow
Its:

GRP II INVESTORS, L.P.

By:	Merchange Capital, Inc.
Its General Partner

By:

Steven E. Lebow, its Chairman

GRP PARTNERS, L.P.

By:	GLOBAL RETAIL PARTNERS, INC.,
its General Partner

By:

Steven E. Lebow
Its:

GLOBAL RETAIL PARTNERS FUNDING, INC.

By:

Steven E. Lebow
Its:

Common:	386,415.00
Series I:	3,651,938.00
Series II:	785,684.00
Series IV:	140,273.00
Series V:	5,996,914.00
Series V-1:	—

Total:	10,961,224.00

Common:	9,938.00
Series I:	122,588.00
Series II:	24,474.00
Series IV:	3,616.00
Series V:	150,683.00
Series V-1:	—

Total:	311,299.00

Common:	1,461.00
Series I:	51,804.00
Series II:	2,343.00
Series IV:	26,863.00
Series V:	47,744.00
Series V-1:	—

Total:	130,215.00

Common:	1,461.00
Series I:	51,804.00
Series II:	2,343.00
Series IV:	26,863.00
Series V:	47,744.00
Series V-1:	—

Total:	130,215.00

GRP II, L.P.

By:	GRPVC, L.P., its General Partner
By:	GRP Management Services Corp., its
General Partner

By:

Steven E. Lebow
Its:

GRP II PARTNERS, L.P.

By:	GRPVC, L.P., its General Partner
By:	GRP Management Services Corp., its
General Partner

By:

Steven E. Lebow
Its:

THE MATTHEW ALLAN LEBOW IRREVOCABLE TRUST

By:

Steven E. Lebow, Trustee

By:

Susan Morse Lebow, Trustee

THE MICHAEL HARVEY LEBOW IRREVOCABLE TRUST

By:

Steven E. Lebow, Trustee

By:

Susan Morse Lebow, Trustee

Common:	13,124.00
Series I:	688,353.00
Series II:	18,435.00
Series IV:	160,657.00
Series V:	145,254.00
Series V-1:	—

Total:	1,025,823.00

Common:	942,992.00
Series I:	—
Series II:	—
Series IV:	—
Series V:	—
Series V-1:	—

Total:	924,992.00

Common:	928,598.00
Series I:	—
Series II:	—
Series IV:	—
Series V:	—
Series V-1:	—

Total:	928,598.00

Common:	125,000.00
Series I:	—
Series II:	—
Series IV:	—
Series V:	—
Series V-1:	—

Total:	125,000.00

Common:	125,000.00
Series I:	—
Series II:	—
Series IV:	—
Series V:	—
Series V-1:	—

Total:	125,000.00

STEVEN AND SUSAN LEBOW TRUST
dated 12-16-02

By:

Its:

Robert DiRomualdo

Dennis Eck

Charles Heilbronn

Steven Lebow

Common:	400,000.00
Series I:	—
Series II:	—
Series IV:	—
Series V:	—
Series V-1:	—

Total:	400,000.00

Common:	4,000,000.00
Series I:	—
Series II:	—
Series IV:	—
Series V:	—
Series V-1:	—

Total:	4,000,000.00

Common:	—
Series I:	1,786.00
Series II:	—
Series IV:	—
Series V:	98,095.00
Series V-1:	—

Total:	99,881.00

Common:	481.00
Series I:	561.00
Series II:	773.00
Series IV:	202.00
Series V:	40,872.00
Series V-1:	—

Total:	42,889.00

Common:	380,100.00
Series I:	29,940.00
Series II:	—
Series IV:	44,761.00
Series V:	33,333.00
Series V-1:	—

Total:	488,134.00

HANSON FAMILY INVESTMENTS, L.P.

By:

Terry J. Hanson,
Managing General Partner

Lyn Kirby

DONALD L. SCHWARTZ LIVING TRUST
dtd March 1, 1990 as amended

By:

Donald L. Schwartz, Trustee

LATHAM & WATKINS LLP

By:	, a Member

Greg Smolarek

Common:	—
Series I:	89,712.00
Series II:	32,081.00
Series IV:	—
Series V:	—
Series V-1:	—

Total:	121,793.00

Common:	965.00
Series I:	234.00
Series II:	26,750.00
Series IV:	12,398.00
Series V:	74,949.67
Series V-1:	—

Total:	115,296.67

Common:	3,612.00
Series I:	52,392.00
Series II:	15,220.00
Series IV:	30,157.00
Series V:	95,228.67
Series V-1:	—

Total:	196,609.67

Common:	—
Series I:	938,887.00
Series II:	394,448.00
Series IV:	—
Series V:	195,604
Series V-1:	—

Total:	1,528,939.00

Common:	—
Series I:	122,859.00
Series II:	51,731.00
Series IV:	—
Series V:	25,569.00
Series V-1:	—

Total:	200,159

THE ABELSON FAMILY PARTNERSHIP

By:

Its:

Jeffrey H. Brotman

THE 1991 BROTMAN CHILDREN’S TRUST

By:

Its:

DRAKE & CO. FOR CITIVENTURE III

By:

It:

MUNICIPAL EMPLOYEES ANNUITY AND BENEFIT FUND OF CHICAGO (f/k/a Booth & Co. (Mun. Empl. Fund))

By:

Its:

Common:	—
Series I:	76,684.00
Series II:	32,332.00
Series IV:	—
Series V:	15,980.00
Series V-1:	—

Total:	124,996.00

Common:	—
Series I:	385,338.00
Series II:	161,659.00
Series IV:	—
Series V:	79,903.00
Series V-1:	—

Total:	626,900.00

Common:	—
Series I:	15,392.00
Series II:	6,467.00
Series IV:	—
Series V:	3,196.00
Series V-1:	—

Total:	25,055.00

Common:	—
Series I:	263,040.00
Series II:	99,875.00
Series IV:	—
Series V:	—
Series V-1:	—

Total:	362,915.00

BOOTH & CO. (a/k/a Municipal Employees Annuity & Benefit Fund of Chicago (Policeman’s Fund))

By:

Its:

CHANCELLOR VENTURE CAPITAL I L.P. (f/k/a MAC & Co.)

By:	Chancellor LGT Venture Partners, L.P., its
general partner

By:	Chancellor Venture LGT Partners, Inc., its
general partner

By:

Their:

FOCUS & CO. FOR BAXTER
INTERNATIONAL CORP.

By:

Its:

MARCH FOUNDATION

By:

Its:

Common:	—
Series I:	158,024.00
Series II:	59,925.00
Series IV:	—
Series V:	—
Series V-1:	—

Total:	217,949.00

Common:	256.00
Series I:	160,465.00
Series II:	61,768.00
Series IV:	95.00
Series V:	7.00
Series V-1:	—

Total:	222,591.00

Common:	—
Series I:	263,040.00
Series II:	99,875.00
Series IV:	—
Series V:	—
Series V-1:	—

Total:	362,915.00

Common:	—
Series I:	131,020.00
Series II:	49,938.00
Series IV:	—
Series V:	—
Series V-1:	—

Total:	180,958.00

Common:	10.00
Series I:	4.00
Series II:	2,515.00
Series IV:	9.00
Series V:	57.00
Series V-1:	—

Total:	2,595.00

Marie-Pierre Fournier

Jacques Fournier

Daniel Bernard

APPOMATTOX FOUNDATION

By:

Its:

WALLINGTON INVESTMENT HOLDINGS LTD. (f/k/a Bamse NV)

By:

Its:

Common:	—
Series I:	35,014.00
Series II:	31,027.00
Series IV:	—
Series V:	—
Series V-1:	—

Total:	66,041.00

Common:	—
Series I:	35,014.00
Series II:	31,027.00
Series IV:	30,663.00
Series V:	—
Series V-1:	—

Total:	96,704.00

Common:	—
Series I:	6,854.00
Series II:	6,250.00
Series IV:	—
Series V:	—
Series V-1:	—

Total:	13,104.00

Common:	2,086.00
Series I:	6,082.00
Series II:	5,930.00
Series IV:	327.00
Series V:	3,864.00
Series V-1:	—

Total:	18,289.00

Common:	367.00
Series I:	151.00
Series II:	323.00
Series IV:	6,180.00
Series V:	574.00
Series V-1:	—

Total:	7,595.00

KME VENTURE II

By:	SAFAT Ltd., its Investment Manager

By:

Its:

KME VENTURE III, L.P.

By:	SAFAT Ltd., its General Partner

By:

Its:

Steven Ritt

Henry J. Nasella

SMITH BARNEY IRA f/b/o Henry Nasella

By:

Henry J. Nasella
Its:

Common:	—
Series I:	1,141.00
Series II:	1,041.00
Series IV:	19,047.00
Series V:	3,226.00
Series V-1:	—

Total:	24,455.00

Common:	1,688.00
Series I:	1,237.00
Series II:	5,077.00
Series IV:	48,561.00
Series V:	13,458.00
Series V-1:	—

Total:	70,021.00

Common:	4.00
Series I:	1,141.00
Series II:	1,041.00
Series IV:	1,013.00
Series V:	310.00
Series V-1:	—

Total:	3,509.00

Common:	24.00
Series I:	35.00
Series II:	2,548.00
Series IV:	13.00
Series V:	57.00
Series V-1:	—

Total:	2,677.00

Common:	—
Series I:	5,708.00
Series II:	5,206.00
Series IV:	—
Series V:	—
Series V-1:	—

Total:	10,914

Susan C. Schnabel

Steven Dietz

Vince DeGiaimo

Douglas Hayes, JT Ten with Connie Hayes

Connie Hayes, JT Ten with Douglas Hayes

Kenneth D. Moelis, JT Ten with Julie Moelis

Julie Moelis, JT Ten with Kenneth D. Moelis

Common:	738.00
Series I:	—
Series II:	—
Series IV:	—
Series V:	1,598,074.00
Series V-1:	—

Total:	1,598,812.00

Common:	—
Series I:	6,004.00
Series II:	5,000.00
Series IV:	—
Series V:	—
Series V-1:	—

Total:	11,004.00

Common:	—
Series I:	773,017.00
Series II:	613,000.00
Series IV:	190,476.00
Series V:	—
Series V-1:	—

Total:	1,576,493.00

Common:	6,849.00
Series I:	128,357.00
Series II:	114,147.00
Series IV:	109,824.00
Series V:	31,415.00
Series V-1:	—

Total:	390,592.00

Common:	1,453.00
Series I:	3,456.00
Series II:	4,338.00
Series IV:	191,274.00
Series V:	4,394.00
Series V-1:	—

Total:	204,915.00

PICTET & CIE f/b/o Denis Defforey

By:

Its:

FEIGIN TRADING CO.

By:

Its:

THE JOHN D. & CATHERINE T. MACARTHUR FOUNDATION

By:

Its:

ARABELLA, S.A.

By:

Its:

JAMES G. SHENNAN, JR. (Shennan Family Partnership)

By:

James G. Shennan, Jr.

Its:

Common:	405.00
Series I:	400.00
Series II:	552.00
Series IV:	23,953.00
Series V:	5,404.00
Series V-1:	—

Total:	30,714.00

Common:	352.00
Series I:	1,600.00
Series II:	1,208.00
Series IV:	142,919.00
Series V:	5.00
Series V-1:	—

Total:	146,084.00

Common:	1,360.00
Series I:	348.00
Series II:	1,692.00
Series IV:	143,611.00
Series V:	24,868.00
Series V-1:	—

Total:	171,879.00

Common:	—
Series I:	49,900.00
Series II:	—
Series IV:	46,165.00
Series V:	3,410.00
Series V-1:	—

Total:	99,475.00

Common:	640.00
Series I:	401,667.00
Series II:	154,424.00
Series IV:	237.00
Series V:	18.00
Series V-1:	—

Total:	556,986.00

C. DONALD DORSEY AND LYDIA DORSEY REV. LIVING TRUST dtd 8/5/93

By:

Its:

STRATEGIC GLOBAL PARTNERS, LLC

By:

Its:

ROBERT G. MARKEY, HEWITT B. SHAW, JR., AND R. STEVEN KESTNER, current Co-Trustees or their successors in trust under the Robert G. Markey Trust Agreement dated July 2, 1985, as heretofore and hereafter amended

By:

Its:

GREENHOUSE CAPITAL PARTNERS

By:

Its:

SG COWEN

By:

Its:

Common:	640.00
Series I:	401,668.00
Series II:	154,425.00
Series IV:	237.00
Series V:	18.00
Series V-1:	—

Total:	556,988.00

Common:	615.00
Series I:	35,059.00
Series II:	626.00
Series IV:	26,020.00
Series V:	1,396.00
Series V-1:	—

Total:	63,716.00

Common:	26.00
Series I:	22,707.00
Series II:	190.00
Series IV:	10.00
Series V:	1.00
Series V-1:	—

Total:	22,934.00

Common:	696.00
Series I:	670.00
Series II:	749.00
Series IV:	201.00
Series V:	51,153.00
Series V-1:	—

Total:	53,469.00

Common:	943.00
Series I:	2,231.00
Series II:	2,497.00
Series IV:	667.00
Series V:	170,508.00
Series V-1:	—

Total:	176,846.00

FIDAS BUSINESS S.A.

By:

Its:

CAROL F. THOR REVOCABLE TRUST
u/a/d 6/8/90

By:

Its:

SEP for the benefit of Yves Sisteron, Donaldson Lufkin Jenrette Securities Corporation as custodian

By:

Its:

MORSE FAMILY LIMITED PARTNERSHIP L.L.P.

By:

Its:

ADELE MORSE PLATT, Trustee
u/w Harvey S. Morse

By:

Adele Morse Platt, Trustee

Common:	296.00
Series I:	110.00
Series II:	688.00
Series IV:	237.00
Series V:	68,201.00
Series V-1:	—

Total:	69,532.00

Common:	1,913.00
Series I:	6,440.00
Series II:	12,493.00
Series IV:	1,439.00
Series V:	348,834.00
Series V-1:	—

Total:	371,119.00

Common:	854.00
Series I:	39,821.00
Series II:	38,815.00
Series IV:	8,140.00
Series V:	36,302.00
Series V-1:	—

Total:	123,932.00

Common:	231.00
Series I:	18,617.00
Series II:	16,286.00
Series IV:	97,636.00
Series V:	12,033.00
Series V-1:	—

Total:	144,803.00

Common:	110.00
Series I:	4,479.00
Series II:	3,914.00
Series IV:	22,850.00
Series V:	2,807.00
Series V-1:	—

Total:	34,160.00

LAZARUS FAMILY INVESTORS LLC

By:

Its:

CMS PEP XIV CO-INVESTMENT SUBPARTNERSHIP

By:

Its:

SANFORD AND SHIRLEY LEBOW FAMILY TRUST dated 10-02-90

By:

Its:

ADELE MORSE PLATT REVOCABLE TRUST dated 03-03-86

By:

Its:

MARJORIE RICHARDS TRUST

By:

Its:

Common:	8.00
Series I:	618.00
Series II:	541.00
Series IV:	3,233.00
Series V:	402.00
Series V-1:	—

Total:	4,802.00

Common:	6.00
Series I:	618.00
Series II:	541.00
Series IV:	3,233.00
Series V:	402.00
Series V-1:	—

Total:	4,800.00

Common:	8.00
Series I:	618.00
Series II:	537.00
Series IV:	3,233.00
Series V:	402.00
Series V-1:	—

Total:	4798.00

Common:	28.00
Series I:	3,115.00
Series II:	2,715.00
Series IV:	16,272.00
Series V:	2,007.00
Series V-1:	—

Total:	24,137.00

Common:	669.00
Series I:	9,293.00
Series II:	7,963.00
Series IV:	47,734.00
Series V:	6,014.00
Series V-1:	—

Total:	71,673.00

Dr. Noreen Roth Henig

Stephanie Goodman

Roger Roth

Lois Reinis, JT Ten with Richard Reinis

Richard Reinis, JT Ten with Lois Reinis

NINER HOLDINGS, L.L.L.P.

By:

Its:

Common:	—
Series I:	2,850.00
Series II:	2,515.00
Series IV:	16,262.00
Series V:	2,006.00
Series V-1:	—

Total:	23,633.00

Common:	—
Series I:	33,494.00
Series II:	14,822.00
Series IV:	27,195.00
Series V:	—
Series V-1:	—

Total:	75,511.00

Common:	—
Series I:	6,340.00
Series II:	9,274.00
Series IV:	—
Series V:	—
Series V-1:	—

Total:	15,614.00

Common:	—
Series I:	39,627.00
Series II:	57,966.00
Series IV:	—
Series V:	—
Series V-1:	—

Total:	97,593.00

Common:	—
Series I:	12,680.00
Series II:	18,548.00
Series IV:	—
Series V:	—
Series V-1:	—

Total:	31,228.00

ALAN L. BELINKOFF as trustee Alan and Sigrid Belinkoff Family Trust

By:

Alan L. Belinkoff, Trustee

THOMAS R. KULLY REVOCABLE TRUST
u/a/d 10/16/01 as Amended 1/22/02

By:

Its:

BELL ATLANTIC MASTER TRUST

By:

Its:

HONEYWELL INTERNATIONAL INC. MASTER RETIREMENT TRUST

By:

Its:

BELL ATLANTIC PENSION TRUST

By:

Its:

Common:	—
Series I:	8,481.00
Series II:	12,405.00
Series IV:	—
Series V:	—
Series V-1:	—

Total:	20,886.00

Common:	—
Series I:	7,371.00
Series II:	10,782.00
Series IV:	—
Series V:	—
Series V-1:	—

Total:	18,153.00

Common:	—
Series I:	12,694.00
Series II:	18,569.00
Series IV:	—
Series V:	—
Series V-1:	—

Total:	31,263.00

Common:	—
Series I:	5,792.00
Series II:	8,472.00
Series IV:	—
Series V:	—
Series V-1:	—

Total:	14,264.00

Common:	—
Series I:	2,436.00
Series II:	3,564.00
Series IV:	—
Series V:	—
Series V-1:	—

Total:	6,000.00

GM HOURLY RATE EMPLOYEES PENSION TRUST

By:

Its:

GM SALARIED NON-CONTRIBUTORY RETIREMENT TRUST

By:

Its:

Donald Remey

Hoyt Goodrich

Hoyt Goodrich, Jr.

Common:	—
Series I:	2,436.00
Series II:	3,564.00
Series IV:	—
Series V:	—
Series V-1:	—

Total:	6,000.00

Common:	—
Series I:	4,060.00
Series II:	5,940.00
Series IV:	—
Series V:	—
Series V-1:	—

Total:	10,000.00

Common:	—
Series I:	12,171.00
Series II:	17,804.00
Series IV:	—
Series V:	—
Series V-1:	—

Total:	29,975.00

Common:	—
Series I:	7,890.00
Series II:	11,541.00
Series IV:	—
Series V:	—
Series V-1:	—

Total:	19,431.00

Common:	—
Series I:	5,123.00
Series II:	7,494.00
Series IV:	—
Series V:	—
Series V-1:	—

Total:	12,617.00

Lisa G. Swift

Timothy W. Goodrich, III

J. Barton Goodwin

Theodore T. Horton, Jr.

Stephen J. Eley

Common:	4,542.00
Series I:	151,098.00
Series II:	6,833.00
Series IV:	117,652.00
Series V:	99,841.00
Series V-1:	—

Total:	379,966.00

Common:	95,205.00
Series I:	252,494.00
Series II:	3,192.00
Series IV:	363.00
Series V:	8.00
Series V-1:	—

Total:	351,262.00

Common:	—
Series I:	19,190.00
Series II:	10,000.00
Series IV:	—
Series V:	—
Series V-1:	—

Total:	29,190.00

Common:	—
Series I:	2,742.00
Series II:	2,500.00
Series IV:	9,523.00
Series V:	—
Series V-1:	—

Total:	14,765.00

Common:	—
Series I:	3,002.00
Series II:	2,500.00
Series IV:	—
Series V:	—
Series V-1:	—

Total:	5,502.00

SAMUEL J. AND SANDRA PARKER FAMILY TRUST dtd September 10, 1982

By:

Its:

Samuel J. Parker

John Meisenbach

Richard A. Galanti

Peter Dyvig

Common:	—
Series I:	24,954.00
Series II:	2,500.00
Series IV:	—
Series V:	1,860.00
Series V-1:	—

Total:	29,314.00

Common:	—
Series I:	9,980.00
Series II:	—
Series IV:	—
Series V:	—
Series V-1:	—

Total:	9,980.00

Common:	172,497.00
Series I:	19,960.00
Series II:	—
Series IV:	76,190.00
Series V:	—
Series V-1:	—

Total:	268,647.00

Common:	—
Series I:	249,539.00
Series II:	—
Series IV:	238,095.00
Series V:	17,360.00
Series V-1:	—

Total:	504,994.00

Common:	—
Series I:	—
Series II:	47,028.00
Series IV:	—
Series V:	—
Series V-1:	—

Total:	47,028.00

Glynn Bloomquist

Karen Ferguson

Bob Vonderhaar

WEBER 1997 DYNASTY TRUST

By:

Its:

BANKAMERICA CAPITAL

By:

Its:

Common:	—
Series I:	—
Series II:	397,335.00
Series IV:	—
Series V:	—
Series V-1:	—

Total:	397,335.00

Common:	—
Series I:	—
Series II:	331,096.00
Series IV:	—
Series V:	—
Series V-1:	—

Total:	331,096.00

Common:	—
Series I:	—
Series II:	30,794.00
Series IV:	—
Series V:	—
Series V-1:	—

Total:	30,794.00

Common:	—
Series I:	—
Series II:	5,000.00
Series IV:	—
Series V:	—
Series V-1:	—

Total:	5,000.00

Common:	—
Series I:	—
Series II:	1,041.00
Series IV:	—
Series V:	—
Series V-1:	—

Total:	1,041.00

BANKAMERICA VENTURES

By:

Its:

KCB BV, L.P.

By:	KCB BV, Inc., its General Partner

By:

Its:

THE JEWISH COMMUNAL FUND

By:

Its:

CALCOM PENSION PLAN

By:

Its:

James Sington

Common:	21.00
Series I:	—
Series II:	—
Series IV:	7,923.00
Series V:	2,556.00
Series V-1:	—

Total:	10,500.00

Common:	—
Series I:	—
Series II:	2,000.00
Series IV:	—
Series V:	—
Series V-1:	—

Total:	2,000.00

Common:	—
Series I:	—
Series II:	2,000.00
Series IV:	—
Series V:	—
Series V-1:	—

Total:	2,000.00

Common:	—
Series I:	—
Series II:	915,022.00
Series IV:	—
Series V:	—
Series V-1:	—

Total:	915,022.00

Common:	—
Series I:	—
Series II:	30,844.00
Series IV:	—
Series V:	—
Series V-1:	—

Total:	30,844.00

KENNETH D. AND JULIE MOELIS
Trustees under the Moelis Family Trust

By:

Kenneth D. Moelis, Trustee

By:

Julie Moelis, Trustee

WARREN C. WOO AND CAROLYN M. SUDA as Trustees for the Woo Family Trustee for the Woo Family Trust dated November 20, 1998

By:

Warren C. Woo, Trustee

By:

Carolyn M. Suda, Trustee

Erich L. Spangenbergh

GRP MANAGEMENT SERVICES CORP., as Escrow Agent for GRP II, L.P.

By:

Its:

GRP MANAGEMENT SERVICES CORP., as Escrow Agent for GRP II Partners, L.P.

By:

Its:

Common:	—
Series I:	—
Series II:	82,249.00
Series IV:	—
Series V:	—
Series V-1:	—

Total:	82,249.00

Common:	1,191.00
Series I:	—
Series II:	2,184.00
Series IV:	502.00
Series V:	—
Series V-1:	—

Total:	3,877.00

Common:	—
Series I:	—
Series II:	6,250.00
Series IV:	—
Series V:	—
Series V-1:	—

Total:	6,250.00

Common:	—
Series I:	—
Series II:	5,000.00
Series IV:	—
Series V:	—
Series V-1:	—

Total:	5,000.00

Common:	—
Series I:	—
Series II:	3,500.00
Series IV:	—
Series V:	—
Series V-1:	—

Total:	3,500.00

GRP MANAGEMENT SERVICES CORP., as Escrow Agent for GRP II Investors, L.P.

By:

Its:

DONALD L. SCHWARTZ CHILDREN’S TRUST dated 12/28/95 — Ronald W. Hanson — Trustee 04/24/07

By:

Its:

Howard Schultz

Orin C. Smith

Peter Nolan

Common:	—
Series I:	—
Series II:	2,000.00
Series IV:	—
Series V:	—
Series V-1:	—

Total:	2,000.00

Common:	—
Series I:	—
Series II:	5,000.00
Series IV:	—
Series V:	—
Series V-1:	—

Total:	5,000.00

Common:	—
Series I:	—
Series II:	5,000.00
Series IV:	—
Series V:	—
Series V-1:	—

Total:	5,000.00

Common:	200,795.00
Series I:	—
Series II:	16,583.00
Series IV:	—
Series V:	—
Series V-1:	—

Total:	217,378.00

Common:	3,000.00
Series I:	—
Series II:	—
Series IV:	56,549.00
Series V:	—
Series V-1:	—

Total:	59,549.00

John Danhakl

James R. Miller

Virginia Jontes

Richard E. George

Hirschel B. Abelson

Common:	—
Series I:	—
Series II:	—
Series IV:	476,190.00
Series V:	—
Series V-1:	—

Total:	476,190.00

Common:	—
Series I:	—
Series II:	—
Series IV:	23,809.00
Series V:	775.00
Series V-1:	—

Total:	24,584.00

Common:	228.00
Series I:	—
Series II:	—
Series IV:	73,561.00
Series V:	6,541.00
Series V-1:	—

Total:	80,330.00

Common:	—
Series I:	—
Series II:	—
Series IV:	—
Series V:	2,333,333.00
Series V-1:	—

Total:	2,333,333.00

Common:	331.00
Series I:	—
Series II:	—
Series IV:	—
Series V:	116,667.00
Series V-1:	—

Total:	116,998.00

INTERNET TECHNOLOGY VENTURES, LLC

By:

Its:	Managing Member

Juanita F. Francis

DLJ ESC II, L.P.

By:	DLJ LBO PLANS MANAGEMENT CORPORATION
General Partner

By:

Its:

ANNAPOLIS VENTURES LLC

By:	Annapolis Operations, LLC
its Managing Member

By:

Its:

RAMSEY BEIRNE PARTNERS, LLC

By:

Its:

Common:	93.00
Series I:	12,084.00
Series II:	10,227.00
Series IV:	23.00
Series V:	—
Series V-1:	—

Total:	22,427.00

BANQUE CANTONALE DE GENEVE

By:

Its:

Common Stockholders

Total Common Voting Shares:	11,743,817.00

Total Common Shares Voted:

Series I Preferred Stockholders

Total Preferred Voting Shares:	16,768,882.00

Total Preferred Shares Voted:

Series II Preferred Stockholders

Total Preferred Voting Shares:	7,420,130.00

Total Preferred Shares Voted:

Series IV Preferred Stockholders

Total Preferred Voting Shares:	19,145,558.00

Total Preferred Shares Voted:

Series V Preferred Stockholders

Total Preferred Voting Shares:	21,447,959.34

Total Preferred Shares Voted:

Series V-I Preferred Stockholders

Total Preferred Voting Shares:	920,000.00

Total Preferred Shares Voted:

Total Voting Shares:	77,446,346.34

Total Shares Voted: